UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22271

Nuveen New York Municipal Value Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2018

Nuveen Municipal Closed-End Funds

NNY	Nuveen New York Municipal Value Fund, Inc.
NYV	Nuveen New York Municipal Value Fund 2
NAN	Nuveen New York Quality Municipal Income Fund
NRK	Nuveen New York AMT-Free Quality Municipal Income Fund

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Fund Leverage	7
Common Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Shareholder Meeting Report	16
Portfolios of Investments	17
Statement of Assets and Liabilities	48
Statement of Operations	49
Statement of Changes in Net Assets	50
Statement of Cash Flows	52
Financial Highlights	54
Notes to Financial Statements	59
Additional Fund Information	73
Glossary of Terms Used in this Report	74
Reinvest Automatically, Easily and Conveniently	76
Annual Investment Management Agreement Approval Process	77

Chairman’s Letter
to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
After growing in sync with the rest of the world in 2017, the U.S. economy has emerged as the leader in 2018. U.S. stock markets have largely shrugged off trade war risks and escalating tariffs, while China’s manufacturing activity has weakened, European export sales have slowed and business outlooks around the world have dimmed. Within emerging markets, a stronger U.S. dollar and rising interest rates have negatively impacted financial markets for those countries most vulnerable to tightening global conditions. Additionally, global markets have remained watchful of geopolitical concerns, including the ongoing Brexit negotiations, North Korea relations and rising populism around the world, which pose a range of outcomes that are difficult to predict.
Despite these risks, global growth remains intact, although at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending has helped boost the U.S. economy’s momentum. Economic growth in Europe, the U.K. and Japan stabilized after a sluggish start to 2018 and China’s policy makers remain committed to supporting their domestic economy. Subdued inflation pressures have kept central bank policy in line with expectations, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
October 22, 2018

Portfolio Manager’s Comments
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Scott R. Romans, PhD, discusses key investment strategies and the six-month performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these four Funds in 2011.
What key strategies were used to manage the New York Funds during the six-month reporting period ended August 31, 2018?
Municipal bond performance, as measured by the S&P Municipal Bond Index, was positive during the six-month reporting period, bolstered by a benign credit backdrop and favorable supply-demand dynamics. Issuance has been shrinking after the Jobs and Tax Cut Act of 2017 revoked tax-exempt advance refunding, while demand has remained persistently strong. The mismatch has boosted the value of municipal bonds. Longer-term municipal yields fell (because yields move in the opposite direction of prices) amid strong demand, but shorter-term yields rose along with the Federal Reserve’s (Fed) policy rate hikes. Credit spreads continued to narrow, as economic data pointed to an upswing in growth while inflation remained relatively low. New York’s municipal bond market underperformed the national market in this reporting period.
We also note that New York is among the states with the highest personal income and property taxes, which will be more meaningfully affected by the new limits on state and local tax (known as SALT) deductions. While individual taxpayers in New York could see an increased tax burden, we also expect municipal bond demand to remain robust. In-state issues, which offer both state and federal tax advantages, are likely to be especially attractive to taxpayers in high income states. For state and local governments, the ability to raise taxes in the future may be more politically challenging. Bonds backed by tax revenues could face headwinds going forward and state and local credit profiles could suffer if delays in tax increases hurt pension funding, capital investment or other government spending priorities.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. The opportunity to buy attractively valued, lower rated credits had dwindled as credit spreads have narrowed considerably since the first quarter of 2017. In this environment, we have focused on buying higher grade (AAA and AA rated), well-structured deals that we believe offer attractive risk-reward profiles in a rising interest

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
rate environment and can be sold to fund future purchases when more attractive long-term opportunities present themselves. We primarily bought bonds with maturities 20 years and longer and offering 5% coupons, as well as one credit offering a 4% coupon rate. We found these opportunities selectively within the energy and private higher education sectors.
For NYV, we took advantage of prevailing market conditions at the very short end of the yield curve by selectively buying variable rate demand notes (VRDNs), which have effectively zero duration. The opportunity cost of owning VRDNs has declined as short-term interest rates have risen, presenting an attractive strategy for keeping NYV fully invested while managing its duration. VRDNs were attractive to us for several reasons.  First, because of their mere seven-day maturities and interest rate reset feature (rates on VRDNs automatically adjust along with Federal Reserve rate increases), they lack duration risk. Second, they include a put feature that allows us to sell back the securities at par value with seven days’ notice. Third, after a few years of Federal Reserve rate hikes, VRDN yields have become increasingly competitive, so that the opportunity cost of holding this extremely short-term paper has declined. Finally, we saw these securities as liquid placeholders in the Fund, providing a place for us to temporarily leave money invested as we awaited attractive valued longer-term purchase opportunities.
Most of the purchases were funded from the proceeds of called and maturing bonds. Early in the reporting period, prevailing market conditions were favorable to sell some depreciated bonds to buy a similarly structured, higher yielding bond. These bond swaps help boost tax efficiencies, as the loss on the depreciated bonds we sold can be used to offset capital gains in the future, and help increase the Fund’s income distribution capabilities.
As of August 31, 2018, NNY, NAN and NRK continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NRK also invested in forward interest rates swaps during part of the reporting period to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. The swap position had a negligible impact on performance and was eliminated before the end of this reporting period.
How did the New York Funds perform during the six-month reporting period ended August 31, 2018?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, ten-year and/or since inception periods ended August 31, 2018. Each Fund's total returns at net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six-month reporting period ended August 31, 2018, the total return at common share NAV for all four Funds exceeded the returns for both the S&P Municipal Bond New York Index and the national S&P Municipal Bond Index.
The main factor influencing the Funds’ performance during this reporting period was yield curve and duration positioning. In this reporting period, longer duration bonds outperformed those with shorter durations. All four Funds held overweight exposures to longer duration credits and underweight exposures to shorter duration credits, which were beneficial to absolute and relative performance.
Individual credit selection and the use of leverage drove the performance differentials across the four Funds. NAN, NNY and NRK held different exposures to insured Puerto Rico sales tax bonds known as COFINA bonds, which significantly outperformed in this reporting period on greater optimism for the resolution of the territory’s debt restructuring. (NYV did not have any Puerto Rico exposure during this reporting period.) Another standout performer was Bronx Parking Development Company, which owns parking facilities around Yankee Stadium. Bronx Parking defaulted on its debt several years ago when utilization was significantly lower than expected. However, the bond rebounded recently because utilization has improved with the Yankees winning more games and a potential bondholder-friendly redevelopment project has boosted sentiment. Among the four Funds, NYV held the largest position in Bronx Parking bonds, NNY and NAN owned smaller positions and NRK had no exposure to the credits.
The use of regulatory leverage was a factor affecting the performance of NAN and NRK. NNY and NYV do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from inverse floating rate securities had a negligible impact on performance for NNY, NAN and NRK over this reporting period. Regulatory leverage had a positive impact on the performance of NAN and NRK over this reporting period.

As of August 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.
	NNY	NYV	NAN	NRK
Effective Leverage*	1.21%	0.00%	38.29%	38.58%
Regulatory Leverage*	0.00%	0.00%	34.16%	37.54%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)
THE FUNDS’ REGULATORY LEVERAGE
As of August 31, 2018, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.
Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAN	$147,000,000	$89,000,000	$236,000,000
NRK	$—	$743,800,000	$743,800,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 - Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in special rate mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 - Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of August 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NNY	NYV	NAN	NRK
March 2018	$0.0300	$0.0425	$0.0480	$0.0450
April	0.0300	0.0425	0.0480	0.0450
May	0.0300	0.0425	0.0480	0.0450
June	0.0300	0.0425	0.0480	0.0450
July	0.0300	0.0425	0.0480	0.0450
August 2018	0.0300	0.0425	0.0480	0.0450
Total Distributions from Net Investment Income	$0.1800	$0.2550	$0.2880	$0.2700

Yields
Market Yield*	3.89%	3.77%	4.58%	4.45%
Taxable-Equivalent Yield*	5.61%	5.43%	6.60%	6.41%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.6%.

When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.
Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

Common Share Information (continued)
As of August 31, 2018, the Funds had positive UNII balances, based upon our best estimates, for tax purposes. NNY, NYV and NAN had positive UNII balances while NRK had a negative UNII balance for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions are sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common shares cumulatively repurchased and retired	—	—	110,908	6,800
Common shares authorized for repurchase	1,520,000	235,000	3,115,000	8,760,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

NAN
Common shares repurchased and retired	108,408
Weighted average price per common share repurchased and retired	$12.52
Weighted average discount per common share repurchased and retired	14.61%

OTHER COMMON SHARE INFORMATION
As of August 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common share NAV	$9.87	$15.28	$14.66	$14.12
Common share price	$9.26	$13.51	$12.59	$12.14
Premium/(Discount) to NAV	(6.18)%	(11.58)%	(14.12)%	(14.02)%
6-month average premium/(discount) to NAV	(0.68)%	(5.92)%	(7.62)%	(9.69)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New York Municipal Value Fund, Inc. (NNY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNY.
Nuveen New York Municipal Value Fund 2 (NYV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NYV.
Nuveen New York Quality Municipal Income Fund (NAN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAN.
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NRK.

NNY	Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of August 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNY at Common Share NAV	2.47%	1.83%	4.72%	4.42%
NNY at Common Share Price	1.96%	(5.26)%	4.87%	4.15%
S&P Municipal Bond New York Index	1.43%	0.19%	4.06%	4.21%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	2.3%
Net Assets Plus Floating Rate Obligations	101.2%
Floating Rate Obligations	(1.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	22.3%
Education and Civic Organizations	17.2%
Tax Obligation/Limited	16.3%
U.S. Guaranteed	12.7%
Water and Sewer	9.4%
Utilities	6.8%
Consumer Staples	6.4%
Other	8.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.7%
AAA	16.9%
AA	32.5%
A	12.9%
BBB	13.7%
BB or Lower	7.9%
N/R (not rated)	3.4%
Total	100%

NYV	Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of August 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
NYV at Common Share NAV	2.90%	1.88%	4.65%	5.12%
NYV at Common Share Price	(0.10)%	(5.90)%	4.27%	3.49%
S&P Municipal Bond New York Index	1.43%	0.19%	4.06%	4.37%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.61%

Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.4%
Other Assets Less Liabilities	2.6%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	19.1%
Transportation	19.1%
Tax Obligation/Limited	16.2%
U.S. Guaranteed	15.4%
Water and Sewer	9.4%
Consumer Staples	5.1%
Utilities	4.5%
Other	11.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	15.4%
AAA	13.0%
AA	44.0%
A	10.0%
BBB	4.6%
BB or Lower	7.3%
N/R (not rated)	5.7%
Total	100%

NAN	Nuveen New York Quality Municipal Income Fund Performance Overview and Holding Summaries as of August 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAN at Common Share NAV	2.19%	0.36%	6.15%	5.58%
NAN at Common Share Price	(1.08)%	(8.00)%	5.41%	5.62%
S&P Municipal Bond New York Index	1.43%	0.19%	4.06%	4.21%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.2%
Other Assets Less Liabilities	3.8%
Net Assets Plus Floating Rate Obligations, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	157.0%
Floating Rate Obligations	(5.3)%
VMTP Shares, net of deferred offering costs	(32.3)%
VRDP Shares, net of deferred offering costs	(19.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	17.1%
Transportation	17.0%
Tax Obligation/Limited	15.6%
U.S. Guaranteed	10.8%
Water and Sewer	9.0%
Tax Obligation/General	8.8%
Utilities	6.3%
Consumer Staples	5.9%
Other	9.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.5%
AAA	16.3%
AA	38.5%
A	10.6%
BBB	8.7%
BB or Lower	9.2%
N/R (not rated)	5.2%
Total	100%

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of August 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NRK at Common Share NAV	2.74%	0.29%	6.69%	4.85%
NRK at Common Share Price	0.83%	(5.00)%	5.91%	4.43%
S&P Municipal Bond New York Index	1.43%	0.19%	4.06%	4.21%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes averages are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.2%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate Obligations, MFP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	162.5%
Floating Rate Obligations	(2.7)%
MFP Shares, net of deferred offering costs	(6.4)%
VRDP Shares, net of deferred offering costs	(53.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.1%
Education and Civic Organizations	17.7%
Transportation	11.0%
Water and Sewer	9.9%
U.S. Guaranteed	9.5%
Utilities	7.1%
Tax Obligation/General	7.0%
Other	11.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.6%
AAA	22.3%
AA	37.1%
A	10.4%
BBB	9.9%
BB or Lower	5.5%
N/R (not rated)	5.2%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 8, 2018 for NNY, NYV, NAN and NRK; at this meeting the shareholders were asked to elect Board Members.

	NNY	NYV	NAN		NRK
			Common and		Common and
			Preferred	Preferred	Preferred	Preferred
			shares	shares	shares	shares
			voting together	voting together	voting together	voting together
	Common Shares	Common Shares	as a class	as a class	as a class	as a class
William C. Hunter
For	—	—	—	2,360	—	6,588
Withhold	—	—	—	—	—	—
Total	—	—	—	2,360	—	6,588
William J. Schneider
For	13,654,191	2,032,647	—	2,360	—	6,588
Withhold	220,504	157,772	—	—	—	—
Total	13,874,695	2,190,419	—	2,360	—	6,588
Margo L. Cook
For	13,649,485	2,079,168	27,331,703	—	71,684,740	—
Withhold	225,210	111,251	1,080,050	—	8,804,773	—
Total	13,874,695	2,190,419	28,411,753	—	80,489,513	—
Jack B. Evans
For	13,668,896	1,963,778	26,915,189	—	71,473,716	—
Withhold	205,799	226,641	1,496,564	—	9,015,797	—
Total	13,874,695	2,190,419	28,411,753	—	80,489,513	—
Albin F. Moschner
For	13,667,621	2,085,151	27,221,807	—	71,490,116	—
Withhold	207,074	105,268	1,189,946	—	8,999,397	—
Total	13,874,695	2,190,419	28,411,753	—	80,489,513	—

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.9% (100.0% of Total Investments)
	Consumer Staples – 6.3% (6.4% of Total Investments)
$1,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	11/18 at 100.00	BB+	$1,000,240
500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	10/18 at 100.00	B–	500,080
2,875	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	10/18 at 100.00	B–	2,863,845
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
890	5.625%, 6/01/35	No Opt. Call	BBB	977,807
3,060	5.750%, 6/01/43	No Opt. Call	BBB	3,366,122
230	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	235,380
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B, 5.000%, 6/01/25	No Opt. Call	B+	554,145
9,055	Total Consumer Staples			9,497,619
	Education and Civic Organizations – 17.0% (17.2% of Total Investments)
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	11/18 at 100.00	B	376,658
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B+	781,102
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A, 5.000%, 6/01/43	6/24 at 100.00	Aa2	1,379,463
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
215	5.000%, 4/15/33	4/23 at 100.00	BB+	221,861
310	5.000%, 4/15/43	4/23 at 100.00	BB+	317,672
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	451,404
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	1,170,890
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31	7/25 at 100.00	Aa3	268,149
265	5.000%, 7/01/33	7/25 at 100.00	Aa3	300,791
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,468,759
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,400,442
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	2,150,187
760	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	864,158
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	Aa2	2,713,486
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A, 5.000%, 7/01/40	7/28 at 100.00	Aa2	1,157,030

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$280	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	$286,776
680	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB–	685,311
580	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	489,851
300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	A–	326,592
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	A–	1,097,630
1,000	6.000%, 6/01/34	6/21 at 100.00	A–	1,097,630
50	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB	53,636
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	11/18 at 100.00	BBB	1,518,165
1,175	4.750%, 1/01/42 – AMBAC Insured	11/18 at 100.00	BBB	1,175,717
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	11/18 at 100.00	Baa1	1,611,191
800	4.750%, 3/01/46 – NPFG Insured	11/18 at 100.00	Baa1	800,496
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	314,055
23,740	Total Education and Civic Organizations			25,479,102
	Financials – 0.8% (0.9% of Total Investments)
1,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,276,570
	Health Care – 1.0% (1.0% of Total Investments)
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	367,398
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	11/18 at 100.00	BB	292,944
250	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	268,405
460	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/19 at 100.00	B–	460,262
145	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/18 at 100.00	B–	145,083
1,495	Total Health Care			1,534,092
	Housing/Multifamily – 1.6% (1.6% of Total Investments)
155	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	10/18 at 100.00	AA	155,476
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1, 5.500%, 11/01/34	5/19 at 100.00	AA+	1,017,640
1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009M, 5.150%, 11/01/45	5/19 at 100.00	AA+	1,261,575
2,405	Total Housing/Multifamily			2,434,691
	Industrials – 1.9% (2.0% of Total Investments)
425	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax), 144A	1/25 at 100.00	N/R	456,118

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$2,350	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	$2,473,727
2,775	Total Industrials			2,929,845
	Long-Term Care – 0.3% (0.3% of Total Investments)
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/18 at 100.00	A3	270,284
225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	11/18 at 100.00	N/R	222,287
495	Total Long-Term Care			492,571
	Tax Obligation/General – 3.1% (3.1% of Total Investments)
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,127,030
3,090	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	3,501,835
4,090	Total Tax Obligation/General			4,628,865
	Tax Obligation/Limited – 16.1% (16.3% of Total Investments)
1,400	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 6.000%, 7/01/20	No Opt. Call	AA	1,475,712
2,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AAA	2,483,299
640	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	731,008
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	2,804,100
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45	7/28 at 100.00	AA	1,169,390
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,518,765
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	3,357,630
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	1,855,661
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	1,374,315
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	2,595,775
600	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.875%, 1/01/21	No Opt. Call	AA	637,998
15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	Baa2	4,195,350
33,285	Total Tax Obligation/Limited			24,199,003
	Transportation – 22.1% (22.3% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	2,842,075
815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	11/22 at 100.00	A1	890,184
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	2,261,800
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/34	11/26 at 100.00	AA–	5,671,000
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (6)	10/37 at 100.00	N/R	855,000

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$660	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	$710,965
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
765	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	804,413
2,020	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,109,203
2,630	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,807,472
5,900	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/40	5/25 at 100.00	AA–	6,614,490
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	1,750,801
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	11/18 at 100.00	Baa1	235,206
1,160	6.000%, 12/01/36	12/20 at 100.00	Baa1	1,264,528
1,165	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A, 4.000%, 11/15/48	5/28 at 100.00	AA–	1,199,915
2,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	5/26 at 100.00	AA–	2,264,120
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	842,330
30,695	Total Transportation			33,123,502
	U.S. Guaranteed – 12.6% (12.7% of Total Investments) (7)
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	1,434,915
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
875	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	885,343
565	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	571,175
1,155	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	1,167,959
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	557,702
2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	2,258,928
880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	910,351
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A–	433,688
1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34 (Pre-refunded 11/15/19)	11/19 at 100.00	AA	1,560,975
2,685	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)	11/22 at 100.00	A1	3,025,914
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)	11/23 at 100.00	AA–	1,265,528
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	AA–	3,269,880
45	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	48,918

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2	$1,455,438
17,525	Total U.S. Guaranteed			18,846,714
	Utilities – 6.8% (6.8% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,036,030
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	94,766
135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	149,465
475	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A–	538,156
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	A–	1,364,950
400	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (Alternative Minimum Tax), 144A (WI/DD, Settling 9/27/18)	7/23 at 100.00	B	402,004
350	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/19 at 100.00	N/R	350,133
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	5,001,838
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA	1,228,799
9,240	Total Utilities			10,166,141
	Water and Sewer – 9.3% (9.4% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	A	341,316
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series FF, 5.000%, 6/15/40	6/28 at 100.00	AA+	1,156,420

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A:

2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,400,048
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,840,600
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46	6/27 at 100.00	AAA	1,145,820
4,300	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017E, 5.000%, 6/15/42	6/27 at 100.00	AAA	4,941,259
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	1,085,100
12,200	Total Water and Sewer			13,910,563
$148,000	Total Long-Term Investments (cost $142,150,307)			148,519,278
	Floating Rate Obligations – (1.2)%			(1,840,000)
	Other Assets Less Liabilities – 2.3%			3,458,259
	Net Assets Applicable to Common Shares – 100%			$150,137,537

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments (continued) August 31, 2018 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NYV	Nuveen New York Municipal Value Fund 2 Portfolio of Investments August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 97.4% (100.0% of Total Investments)
	Consumer Staples – 4.9% (5.1% of Total Investments)
$1,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A–	$1,130,110
100	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	11/18 at 100.00	BB+	100,024
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
115	5.625%, 6/01/35	No Opt. Call	BBB	126,346
380	5.750%, 6/01/43	No Opt. Call	BBB	418,015
1,595	Total Consumer Staples			1,774,495
	Education and Civic Organizations – 18.6% (19.1% of Total Investments)
1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	11/18 at 100.00	B	1,089,132
145	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B+	147,247
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
50	5.000%, 4/15/33	4/23 at 100.00	BB+	51,595
75	5.000%, 4/15/43	4/23 at 100.00	BB+	76,856
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	108,772
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	227,410
1,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A, 5.000%, 7/01/40	7/28 at 100.00	Aa2	1,446,288
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,052,290
165	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB–	166,289
145	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	122,463
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A–	109,445
4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured	No Opt. Call	AA	2,089,969
9,325	Total Education and Civic Organizations			6,687,756
	Financials – 1.1% (1.1% of Total Investments)
300	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	382,971
	Health Care – 0.6% (0.6% of Total Investments)
50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	52,485
150	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/18 at 100.00	B–	150,086
200	Total Health Care			202,571

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 4.1% (4.2% of Total Investments)
$1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A, 5.250%, 11/01/41	5/19 at 100.00	Aa2	$1,018,720
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	453,951
1,450	Total Housing/Multifamily			1,472,671
	Industrials – 2.0% (2.1% of Total Investments)
105	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax), 144A	1/25 at 100.00	N/R	112,688
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	610,537
685	Total Industrials			723,225
	Tax Obligation/General – 3.1% (3.2% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C, 5.000%, 4/01/35	4/26 at 100.00	A+	1,120,890
	Tax Obligation/Limited – 15.8% (16.2% of Total Investments)
1,800	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	2,055,960
540	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/45	2/27 at 100.00	Aa3	610,567
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,518,765
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	336,567
1,000	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/30	10/24 at 100.00	AAA	1,151,240
5,140	Total Tax Obligation/Limited			5,673,099
	Transportation – 18.6% (19.1% of Total Investments)
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,094,180
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (5)	11/18 at 100.00	N/R	1,140,000
155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	166,969
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
220	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	231,334
420	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	438,547
645	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	688,525
1,050	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017, 5.000%, 11/15/47	11/27 at 100.00	AA–	1,200,371
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	11/18 at 100.00	Baa1	188,165
140	6.000%, 12/01/36	12/20 at 100.00	Baa1	152,615
525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47	5/27 at 100.00	AA–	596,631
765	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges Tunnels, Series 2018A, 4.000%, 11/15/48	5/28 at 100.00	AA–	787,927
7,100	Total Transportation			6,685,264

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 15.1% (15.4% of Total Investments) (6)
$290	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.000%, 11/15/25 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	$316,213
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
235	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	237,778
140	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	141,530
245	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	247,749
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	A–	1,539,255
1,200	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2009A, 5.000%, 3/15/38 (Pre-refunded 3/15/19)	3/19 at 100.00	AAA	1,222,056
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+	1,258,992
400	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 (Pre-refunded 10/01/21) – AGM Insured	10/21 at 100.00	AA	438,716
5,210	Total U.S. Guaranteed			5,402,289
	Utilities – 4.4% (4.5% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	26,324
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	315,538
105	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A–	118,961
100	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (Alternative Minimum Tax), 144A (WI/DD, Settling 9/27/18)	7/23 at 100.00	B	100,501
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,010,966
1,420	Total Utilities			1,572,290
	Water and Sewer – 9.1% (9.4% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	973,602
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/38	6/27 at 100.00	AA+	1,144,990
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series FF, 5.000%, 6/15/40	6/28 at 100.00	AA+	1,156,420
2,900	Total Water and Sewer			3,275,012
$36,325	Total Long-Term Investments (cost $32,856,113)			34,972,533
	Other Assets Less Liabilities – 2.6%			930,831
	Net Assets Applicable to Common Shares – 100%			$35,903,364

NYV	Nuveen New York Municipal Value Fund 2 Portfolio of Investments (continued) August 31, 2018 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NAN	Nuveen New York Quality Municipal Income Fund Portfolio of Investments August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.2% (100.0% of Total Investments)
	Consumer Staples – 9.0% (5.9% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
$12,500	5.000%, 6/01/38	11/18 at 100.00	BB+	$12,503,000
3,210	5.000%, 6/01/45	11/18 at 100.00	B+	3,191,799
1,350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	10/18 at 100.00	B–	1,350,216
12,415	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	10/18 at 100.00	B–	12,366,830
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
335	5.625%, 6/01/35	No Opt. Call	BBB	368,051
1,145	5.750%, 6/01/43	No Opt. Call	BBB	1,259,546
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,620	5.000%, 6/01/45	6/27 at 100.00	B+	2,688,827
7,155	5.000%, 6/01/48	6/27 at 100.00	N/R	7,322,355
40,730	Total Consumer Staples			41,050,624
	Education and Civic Organizations – 26.2% (17.1% of Total Investments)
1,855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	11/18 at 100.00	B	1,683,617
3,265	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B+	3,400,400
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,144,894
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,284,390
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
1,405	5.250%, 11/01/34	11/24 at 100.00	BB	1,471,021
1,300	5.000%, 11/01/39	11/24 at 100.00	BB	1,321,944
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School or International Cultures and the Arts Project, Series 2013A:
950	5.000%, 4/15/33	4/23 at 100.00	BB+	980,315
1,380	5.000%, 4/15/43	4/23 at 100.00	BB+	1,414,155
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	1,914,387
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	Baa2	2,303,220
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	4,413,810
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	3,800,965
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
1,120	5.000%, 7/01/31	7/25 at 100.00	Aa3	1,277,987
1,245	5.000%, 7/01/33	7/25 at 100.00	Aa3	1,413,150
4,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Aa3	4,552,720

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	$5,621,040
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	2,146,641
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	2,150,187
2,120	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	2,266,259
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
1,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	1,139,050
2,300	5.000%, 7/01/35	7/25 at 100.00	Aa2	2,615,215
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:
5,100	5.000%, 7/01/33	7/26 at 100.00	Aa2	5,883,105
3,765	5.000%, 7/01/36	7/26 at 100.00	Aa2	4,306,143
1,055	5.000%, 7/01/39	7/26 at 100.00	Aa2	1,200,305
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	8,418,320
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	1,638,720
3,140	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB–	3,164,523
2,705	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	2,284,562
250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A–	253,218
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,099,922
265	5.000%, 9/01/43	9/23 at 100.00	A–	288,490
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AA	5,570,150
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,325,885
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30	6/21 at 100.00	A–	976,891
3,030	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB	3,250,311
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	11/18 at 100.00	BBB	1,002,410
235	5.000%, 1/01/36 – AMBAC Insured	11/18 at 100.00	BBB	235,566
3,515	5.000%, 1/01/39 – AMBAC Insured	11/18 at 100.00	BBB	3,557,567
5,050	4.750%, 1/01/42 – AMBAC Insured	11/18 at 100.00	BBB	5,053,081
400	5.000%, 1/01/46 – AMBAC Insured	11/18 at 100.00	BBB	405,204
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
7,555	4.500%, 3/01/39 – FGIC Insured	11/18 at 100.00	Baa1	7,560,591
2,750	4.750%, 3/01/46 – NPFG Insured	11/18 at 100.00	Baa1	2,751,705
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	AA	1,062,320
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA–	1,668,420

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/40	7/25 at 100.00	Baa2	$1,639,351
	Saint Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A:
1,050	5.250%, 9/01/33	3/22 at 100.00	A3	1,143,692
1,750	5.000%, 9/01/41	3/22 at 100.00	A3	1,877,715
2,260	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	2,365,881
112,000	Total Education and Civic Organizations			119,299,415
	Financials – 3.2% (2.1% of Total Investments)
4,725	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	5,849,975
6,885	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	8,789,184
11,610	Total Financials			14,639,159
	Health Care – 3.8% (2.5% of Total Investments)
	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010:
350	5.000%, 7/01/26	7/20 at 100.00	A	367,399
350	5.200%, 7/01/32	7/20 at 100.00	A	367,360
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A–	4,040,585
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems Inc., Series 2010A, 5.750%, 7/01/30	7/20 at 100.00	A–	539,835
4,120	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/32	7/26 at 100.00	A–	4,659,885
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	11/18 at 100.00	BB	717,207
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	783,318
2,730	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	2,930,983
2,080	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/19 at 100.00	B–	2,081,186
595	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/18 at 100.00	B–	595,339
15,850	Total Health Care			17,083,097
	Housing/Multifamily – 2.5% (1.6% of Total Investments)
4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009J, 4.800%, 5/01/36	5/19 at 100.00	AA+	4,039,720
705	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	734,906
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/18 at 100.00	Aa2	2,002,060
600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	605,268
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A, 5.000%, 11/01/42	5/20 at 100.00	Aa2	2,042,260
1,385	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/18 at 100.00	Aa2	1,386,260

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$365	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)	2/19 at 100.00	Aa1	$365,909
11,055	Total Housing/Multifamily			11,176,383
	Housing/Single Family – 0.2% (0.1% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)	No Opt. Call	N/R	652,289
	Industrials – 4.4% (2.9% of Total Investments)
1,935	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax), 144A	1/25 at 100.00	N/R	2,076,681
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	18,047,684
19,080	Total Industrials			20,124,365
	Long-Term Care – 0.5% (0.3% of Total Investments)
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/18 at 100.00	A3	1,276,339
835	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	11/18 at 100.00	N/R	821,974
170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	11/18 at 100.00	N/R	167,950
2,280	Total Long-Term Care			2,266,263
	Tax Obligation/General – 13.4% (8.8% of Total Investments)
	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding 2016A:
3,630	5.000%, 1/01/28	1/26 at 100.00	A+	4,157,838
500	5.000%, 1/01/38	1/26 at 100.00	A+	555,210
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
1,395	5.000%, 4/01/35	4/26 at 100.00	A+	1,563,642
2,000	5.000%, 4/01/43	4/26 at 100.00	A+	2,217,640
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	411,660
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	AA	1,104,620
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	AA	1,079,049
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	5,635,150
8,365	New York City, New York, General Obligation Bonds, Fiscal 2015 Series B, 5.000%, 8/01/30	8/24 at 100.00	AA	9,496,533
410	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	464,645
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/38	3/28 at 100.00	AA	8,055,040
1,000	5.000%, 3/01/39	3/28 at 100.00	AA	1,149,830
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
4,000	5.000%, 4/01/39	4/28 at 100.00	AA	4,603,760
7,900	5.000%, 4/01/43	4/28 at 100.00	AA	9,043,288
3,775	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	4/22 at 100.00	AA	4,148,423
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082:
3,125	13.176%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	4,472,125
1,525	13.176%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	2,182,397
720	Rochester, New York, General Obligation Bonds, Series 1999, 5.250%, 10/01/19 – NPFG Insured	No Opt. Call	AA–	747,972
52,725	Total Tax Obligation/General			61,088,822
	Tax Obligation/Limited – 23.9% (15.6% of Total Investments)
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	1,045,856

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/33	2/22 at 100.00	AAA	$1,088,560
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	5,485,100
2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C. Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	2,315,082
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	1,142,200
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,225	5.000%, 11/15/28	11/25 at 100.00	A	3,617,289
2,355	5.000%, 11/15/34	11/25 at 100.00	A	2,591,984
3,750	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/45	2/27 at 100.00	Aa3	4,240,050
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
2,550	5.750%, 2/15/47	2/21 at 100.00	AA–	2,765,526
1,910	5.250%, 2/15/47	2/21 at 100.00	AA–	2,044,579
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A:
1,815	5.000%, 11/15/27	11/22 at 100.00	AA	2,017,500
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,495,317
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2013S-1, 5.000%, 7/15/31	7/22 at 100.00	AA	2,057,654
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
3,775	5.000%, 2/01/37	2/22 at 100.00	AAA	4,091,458
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,273,070
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	2/23 at 100.00	AAA	3,432,094
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	8,681,842
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	4,678,281
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B-1:
4,960	5.000%, 8/01/34	8/26 at 100.00	AAA	5,672,206
5,000	5.000%, 8/01/36	8/26 at 100.00	AAA	5,687,700
2,825	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	3,043,090
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	2,133,380
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Tender Option Bond Trust 2015-XF0080, 10.399%, 5/01/38, 144A (IF)	5/19 at 100.00	AAA	2,549,712
6,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	6,525,000
11,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	11,972,350
2,110	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	2,244,280
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
16,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	Baa2	4,475,040
12,500	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	Baa2	3,156,500

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
$2,000	5.000%, 1/01/30 (Alternative Minimum Tax)	1/26 at 100.00	A–	$2,180,060
1,000	5.000%, 1/01/35 (Alternative Minimum Tax)	1/26 at 100.00	A–	1,073,380
120,725	Total Tax Obligation/Limited			108,776,140
	Transportation – 26.1% (17.0% of Total Investments)
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	8,526,225
1,540	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	11/22 at 100.00	A1	1,682,065
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/45	5/25 at 100.00	AA–	5,984,914
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1:
2,500	5.000%, 11/15/34	11/26 at 100.00	AA–	2,835,500
12,560	5.000%, 11/15/56	11/26 at 100.00	AA–	13,844,511
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (6)	11/18 at 100.00	N/R	114,000
5,500	5.875%, 10/01/46 (6)	10/37 at 100.00	N/R	3,135,000
2,850	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,070,077
1,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.000%, 1/01/51	1/26 at 100.00	A–	1,491,669
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,760	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	1,850,675
11,470	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	11,976,515
12,110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	12,927,183
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
6,000	5.000%, 9/01/33	9/24 at 100.00	AA–	6,822,360
4,000	5.000%, 9/01/34	9/24 at 100.00	AA–	4,533,960
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/45	5/25 at 100.00	AA–	9,815,162
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	5,293,000
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Series 2017, 5.250%, 10/15/57	4/27 at 100.00	AA–	5,741,650
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
1,020	6.500%, 12/01/28	11/18 at 100.00	Baa1	1,066,267
5,000	6.000%, 12/01/36	12/20 at 100.00	Baa1	5,450,550
2,330	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A, 4.000%, 11/15/48	5/28 at 100.00	AA–	2,399,830
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/46	5/26 at 100.00	AA–	5,642,050
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	842,330
3,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 2016-XG0004, 7.691%, 11/15/33, 144A (IF) (5)	No Opt. Call	AA–	3,548,160
111,175	Total Transportation			118,593,653

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 16.6% (10.8% of Total Investments) (7)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
$2,950	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	$3,135,555
1,000	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	1,064,570
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	421,920
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
3,845	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	3,890,448
2,420	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	2,446,451
4,800	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	4,853,856
1,750	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	1,859,007
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	A–	1,084,220
5,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	5,916,240
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	4,275,200
4,445	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	4,598,308
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
4,150	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	4,550,724
90	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	97,618
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA	1,084,220
8,265	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A–	8,961,078
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
4,000	5.000%, 11/15/34 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	4,289,320
1,560	5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	1,681,212
5,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)	11/22 at 100.00	A1	5,747,547
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)	11/23 at 100.00	AA–	2,300,960
2,175	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	2,345,302
470	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	510,923
1,090	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)	No Opt. Call	AA+	1,117,871
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	AA+	8,212,275
1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41 (Pre-refunded 6/01/19)	6/19 at 100.00	BBB	1,032,310
70,510	Total U.S. Guaranteed			75,477,135
	Utilities – 9.7% (6.3% of Total Investments)
3,500	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	3,626,105
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	389,592

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	$1,616,439
1,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A–	1,801,406
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	A–	1,364,950
1,920	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (Alternative Minimum Tax), 144A (WI/DD, Settling 9/27/18)	7/23 at 100.00	B	1,929,619
2,880	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/19 at 100.00	N/R	2,881,094
3,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	4,380,948
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,290,922
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,194,132
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	8,970,233
1,515	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A, 5.000%, 12/15/35	6/26 at 100.00	AAA	1,745,295
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
4,500	5.000%, 12/15/38	12/27 at 100.00	AAA	5,239,800
4,000	5.000%, 12/15/40	12/27 at 100.00	AAA	4,647,040
39,660	Total Utilities			44,077,575
	Water and Sewer – 13.7% (9.0% of Total Investments)
4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	4,478,569
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	5,625,450
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series FF:
1,910	5.000%, 6/15/38	6/28 at 100.00	AA+	2,213,996
3,000	5.000%, 6/15/40	6/28 at 100.00	AA+	3,469,260
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Series 2018 DD1, 5.000%, 6/15/48 (UB)	12/27 at 100.00	AA+	11,426,000
9,285	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Series 2018 EE, 5.000%, 6/15/40 (UB)	12/27 at 100.00	AA+	10,673,293
9,750	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	10,495,095
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/40	6/25 at 100.00	AAA	1,136,240
1,940	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Series 2016A, 4.000%, 6/15/46	6/26 at 100.00	AAA	2,008,133

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017E:

3,990	5.000%, 6/15/38	6/27 at 100.00	AAA	4,601,627
2,000	5.000%, 6/15/42	6/27 at 100.00	AAA	2,298,260

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,840	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	$4,031,040
55,855	Total Water and Sewer			62,456,963
$663,900	Total Long-Term Investments (cost $665,876,225)			696,761,883
	Floating Rate Obligations – (5.3)%			(23,900,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (32.3)% (8)			(147,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (19.4)% (9)			(88,023,206)
	Other Assets Less Liabilities – 3.8%			16,982,300
	Net Assets Applicable to Common Shares – 100%			$454,820,977

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 21.1%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.6%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rates, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Portfolio of Investments August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.2% (100.0% of Total Investments)
	Consumer Staples – 10.6% (6.6% of Total Investments)
$8,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47	11/18 at 100.00	N/R	$1,141,920
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
27,580	5.000%, 6/01/38	11/18 at 100.00	BB+	27,586,619
13,500	5.000%, 6/01/45	11/18 at 100.00	B+	13,423,455
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	11/18 at 100.00	N/R	990,200
1,310	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	10/18 at 100.00	B–	1,310,210
26,865	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	10/18 at 100.00	B–	26,760,764
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	4,899,679
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
4,135	5.000%, 6/01/45	6/27 at 100.00	B+	4,243,626
49,715	5.000%, 6/01/48	6/27 at 100.00	N/R	50,877,834
145,785	Total Consumer Staples			131,234,307
	Education and Civic Organizations – 28.5% (17.7% of Total Investments)
3,150	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	3,413,750
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	BBB–	3,246,976
29,145	0.000%, 7/15/47	No Opt. Call	BBB–	8,658,397
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	262,690
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,686,948
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
1,000	5.250%, 11/01/29	11/24 at 100.00	BB	1,067,550
5,705	5.250%, 11/01/34	11/24 at 100.00	BB	5,973,078
1,500	5.000%, 11/01/39	11/24 at 100.00	BB	1,525,320
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
2,690	5.000%, 4/15/33	4/23 at 100.00	BB+	2,775,838
4,090	5.000%, 4/15/43	4/23 at 100.00	BB+	4,191,228
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College Project, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	A	4,038,592
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	5,427,723
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A–	1,844,795
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	4,993,846

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A–	$6,793,440
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,841,806
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,401,184
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,091,256
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	16,443,275
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	Aa2	5,105,110
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	4,072,463
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
3,095	5.000%, 7/01/31	7/25 at 100.00	Aa3	3,531,581
3,465	5.000%, 7/01/33	7/25 at 100.00	Aa3	3,932,983
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A:
2,930	5.000%, 7/01/34	7/27 at 100.00	Aa3	3,381,161
2,000	5.000%, 7/01/36	7/27 at 100.00	Aa3	2,294,600
2,930	5.000%, 7/01/42	7/27 at 100.00	Aa3	3,334,867
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
405	5.000%, 7/01/25 – NPFG Insured	11/18 at 100.00	Baa2	406,073
1,320	5.000%, 7/01/37 – NPFG Insured	11/18 at 100.00	Baa2	1,323,432
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	1,069,630
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA	1,088,120
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA	6,519,635
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	14,323,160
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,022,210
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	Aa2	1,773,570
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	5,182,760
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
9,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	10,251,450
8,955	5.000%, 7/01/45	7/25 at 100.00	Aa2	10,057,987
10,850	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/32	7/26 at 100.00	Aa2	12,557,248
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2017A:
4,000	5.000%, 7/01/38	7/27 at 100.00	Aa2	4,585,840
5,620	5.000%, 7/01/39	7/27 at 100.00	Aa2	6,433,776
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A:
1,500	5.000%, 7/01/40	7/28 at 100.00	Aa2	1,735,545
9,675	5.000%, 7/01/48	7/28 at 100.00	Aa2	11,123,638
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	2,951,060

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
$5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	$5,272,500
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	12,164,472
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A:
800	5.000%, 7/01/39	7/24 at 100.00	A3	876,800
1,500	5.000%, 7/01/44	7/24 at 100.00	A3	1,635,660
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,657,575
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,186,100
	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010:
1,815	5.250%, 7/01/25	11/18 at 100.00	Ba1	1,818,394
2,000	5.250%, 7/01/35	7/20 at 100.00	Ba1	2,048,400
8,925	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB–	8,994,704
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2013A, 5.000%, 7/01/39	7/23 at 100.00	A2	1,093,360
7,695	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	6,498,966
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	1,953,593
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	1,943,222
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John Fisher College, Series 2014A, 5.500%, 6/01/39	6/24 at 100.00	A–	1,589,518
1,220	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB	1,308,706
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,014,550
1,000	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	1,014,390
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	11/18 at 100.00	BBB	6,831,424
5,000	5.000%, 1/01/36 – AMBAC Insured	11/18 at 100.00	BBB	5,012,050
1,030	4.750%, 1/01/42 – AMBAC Insured	11/18 at 100.00	BBB	1,030,628
14,500	5.000%, 1/01/46 – AMBAC Insured	11/18 at 100.00	BBB	14,688,645
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	4,849,622
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	11/18 at 100.00	Baa1	4,308,505
31,650	5.000%, 3/01/36 – NPFG Insured	11/18 at 100.00	Baa1	31,702,855
20,210	4.500%, 3/01/39 – FGIC Insured	11/18 at 100.00	Baa1	20,224,955
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	AA	3,611,888
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	647,274
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	1,071,580
1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	Baa2	1,527,111

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	AA–	$1,083,770
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	3,873,345
358,745	Total Education and Civic Organizations			353,270,153
	Financials – 1.6% (1.0% of Total Investments)
1,615	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,999,515
13,835	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	17,661,346
15,450	Total Financials			19,660,861
	Health Care – 3.1% (1.9% of Total Investments)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist Hospital Project, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	A	1,391,063
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,000	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	1,104,910
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	329,583
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems Inc., Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	967,977
7,940	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/46	7/26 at 100.00	A–	8,714,309
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	2,054,156
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A–	4,172,844
2,800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A–	3,068,800
5,585	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	5,996,168
565	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	Baa2	606,957
2,260	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	2,406,538
5,275	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/19 at 100.00	B–	5,278,007
1,870	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/18 at 100.00	B–	1,871,066
35,520	Total Health Care			37,962,378
	Housing/Multifamily – 0.1% (0.1% of Total Investments)
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	1,084,117
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	453,951
10	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/18 at 100.00	AA	10,026
1,500	Total Housing/Multifamily			1,548,094
	Industrials – 3.2% (2.0% of Total Investments)
38,030	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	40,032,279

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.1% (0.1% of Total Investments)
$1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	$1,308,055
	Tax Obligation/General – 11.3% (7.0% of Total Investments)
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016B:
6,955	5.000%, 10/01/27	10/26 at 100.00	A+	8,075,311
4,590	5.000%, 10/01/28	10/26 at 100.00	A+	5,304,204
	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding 2016A:
5,860	5.000%, 1/01/31	1/26 at 100.00	A+	6,625,082
500	5.000%, 1/01/38	1/26 at 100.00	A+	555,210
5,030	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	5,666,899
	5.000%, 4/01/33
1,200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	1,234,980
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
6,085	5.000%, 10/01/31	10/22 at 100.00	AA	6,732,566
1,000	5.000%, 10/01/33	10/22 at 100.00	AA	1,103,140
1,570	5.000%, 10/01/34	10/22 at 100.00	AA	1,728,711
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	AA	9,571,532
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	AA	1,104,620
2,000	5.000%, 8/01/31	8/22 at 100.00	AA	2,205,280
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	AA	5,572,650
3,400	5.000%, 3/01/31	3/23 at 100.00	AA	3,766,418
2,190	5.000%, 3/01/32	3/23 at 100.00	AA	2,425,031
1,000	5.000%, 3/01/33	3/23 at 100.00	AA	1,105,980
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	4,209,457
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	8,941,280
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	AA	8,652,482
12,600	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	14,279,328
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,560	5.250%, 3/01/35	3/28 at 100.00	AA	8,976,215
3,580	5.000%, 3/01/39	3/28 at 100.00	AA	4,116,391
7,500	5.000%, 3/01/40	3/28 at 100.00	AA	8,617,125
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/20 – AGM Insured	11/18 at 100.00	AA	5,014
	New York City, New York, General Obligation Bonds, Series 2011D-I:
2,785	5.000%, 10/01/30	10/21 at 100.00	AA	3,023,173
2,880	5.000%, 10/01/34	10/21 at 100.00	AA	3,114,662
3,345	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	AA	3,675,887
	5.000%, 4/01/28
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA	981,274
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA	1,026,902
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA	835,475
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	788,052
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	810,448
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	825,075
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	843,500
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	859,531
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	874,022
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	879,947
123,482	Total Tax Obligation/General			139,112,854

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 42.1% (26.1% of Total Investments)
$105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	$109,222
335	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa2	344,025
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
995	5.000%, 3/15/34	3/21 at 100.00	AAA	1,063,635
24,000	5.000%, 3/15/41	3/21 at 100.00	AAA	25,612,800
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D:
7,550	5.000%, 2/15/33	2/22 at 100.00	AAA	8,218,628
10,000	5.000%, 2/15/40	2/22 at 100.00	AAA	10,826,900
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A:
5,000	5.000%, 2/15/29	2/24 at 100.00	AAA	5,654,250
10,000	5.000%, 2/15/30	2/24 at 100.00	AAA	11,281,300
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C. Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	7,791,140
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A:
1,500	5.000%, 3/15/31	3/25 at 100.00	AAA	1,708,095
2,500	5.000%, 3/15/33	3/25 at 100.00	AAA	2,827,625
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017A, 5.000%, 2/15/37	2/27 at 100.00	AAA	7,981,400
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2013A, 5.000%, 3/15/43	3/23 at 100.00	AAA	31,123,271
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/34	3/24 at 100.00	AAA	3,381,660
12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/36	9/25 at 100.00	AAA	13,724,796
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 4.000%, 3/15/46	3/28 at 100.00	AAA	10,344,600
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28	5/23 at 100.00	AA	1,211,058
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
5,045	5.000%, 11/15/27	11/25 at 100.00	A	5,679,459
6,770	5.000%, 11/15/34	11/25 at 100.00	A	7,451,265
29,200	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/42	2/27 at 100.00	Aa3	33,085,060
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
8,770	5.750%, 2/15/47	2/21 at 100.00	AA–	9,511,240
5,735	5.250%, 2/15/47	2/21 at 100.00	AA–	6,139,088
1,765	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	1,868,976
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,103,689
5,430	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43	7/28 at 100.00	AA	6,216,155
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	6,074,244
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	5,946,920
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	12,311,310

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$7,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 4.000%, 7/15/40	1/26 at 100.00	AA	$7,756,050
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	6,746,842
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	26,130,637
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	35,391,850
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	2/23 at 100.00	AAA	5,664,621
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37	2/24 at 100.00	AAA	15,128,434
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series B-1:
5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	5,676,350
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,484,066
9,325	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 4.000%, 5/01/42	5/26 at 100.00	AAA	9,673,475
1,375	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/35	2/27 at 100.00	AAA	1,575,736
3,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/42	8/28 at 100.00	AAA	4,072,137
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
5,645	5.500%, 11/01/35	11/20 at 100.00	AAA	6,080,794
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,064,050
8,490	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	9,056,198
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	Aa3	20,283,343
4,000	5.750%, 4/01/41	4/21 at 100.00	AA–	4,350,000
28,795	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA+	30,508,302
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
1,600	5.000%, 3/15/29	9/20 at 100.00	AAA	1,701,824
1,945	5.000%, 3/15/30	9/20 at 100.00	AAA	2,067,982
3,735	New York State Urban Development Corporation, State Facilities Revenue Bonds, Series 1995, 5.700%, 4/01/20 – AGM Insured (UB) (5)	No Opt. Call	AA	3,890,489
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Series 2013C, 5.000%, 3/15/32	3/23 at 100.00	AAA	13,425,220
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
3,890	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Baa2	1,205,122
13,520	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Baa2	3,979,612
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Baa2	2,657,600
19,900	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	Baa2	5,025,148
201,690	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	Baa2	48,395,515
360	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	10/18 at 100.00	Baa2	360,961
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H. Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	BBB+	2,948,264
668,685	Total Tax Obligation/Limited			520,892,433

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 17.8% (11.0% of Total Investments)
$4,910	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	$5,524,290
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016A-1, 5.000%, 11/15/46	5/26 at 100.00	AA–	11,103,400
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B:
1,815	4.000%, 11/15/34	11/26 at 100.00	AA–	1,900,178
4,000	5.000%, 11/15/35	11/26 at 100.00	AA–	4,524,440
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	AA–	15,370,947
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
1,785	5.000%, 11/15/32	11/23 at 100.00	AA–	1,977,191
10,000	5.000%, 11/15/38	11/23 at 100.00	AA–	11,005,500
9,370	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/35	5/24 at 100.00	AA–	10,628,297
2,700	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/45	5/25 at 100.00	AA–	2,978,667
2,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/34	11/26 at 100.00	AA–	2,914,894
8,055	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	8,677,007
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
2,000	5.000%, 1/01/36	1/26 at 100.00	A–	2,242,960
7,500	5.000%, 1/01/41	1/26 at 100.00	A–	8,353,950
1,285	5.000%, 1/01/46	1/26 at 100.00	A–	1,426,890
19,230	5.000%, 1/01/51	1/26 at 100.00	A–	21,247,996
5,000	5.250%, 1/01/56	1/26 at 100.00	A–	5,639,800
2,350	4.000%, 1/01/56	1/26 at 100.00	A–	2,387,224
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
3,950	5.000%, 9/01/34	9/24 at 100.00	AA–	4,477,286
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,130,530
5,155	5.000%, 9/01/36	9/24 at 100.00	AA–	5,812,675
9,755	5.000%, 9/01/39	9/24 at 100.00	AA–	10,959,352
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
3,595	5.000%, 5/01/35	5/25 at 100.00	AA–	4,083,776
10,780	5.000%, 5/01/45	5/25 at 100.00	AA–	12,050,962
9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	AA–	10,250,730
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	2,223,240
11,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018, 5.000%, 9/01/48	9/28 at 100.00	AA–	12,681,460
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Ninth Series 2018:
1,500	5.000%, 7/15/36	7/28 at 100.00	AA–	1,755,795
1,200	5.000%, 7/15/37	7/28 at 100.00	AA–	1,401,288
1,000	5.000%, 7/15/38	7/28 at 100.00	AA–	1,164,950
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	11/18 at 100.00	Baa1	2,613,400
2,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37	5/27 at 100.00	AA–	2,297,440

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A:
$18,755	5.000%, 11/15/46	5/28 at 100.00	AA–	$21,582,691
1,515	4.000%, 11/15/48	5/28 at 100.00	AA–	1,560,405
5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	5,917,907
196,705	Total Transportation			219,867,518
	U.S. Guaranteed – 15.4% (9.5% of Total Investments) (6)
5,315	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	5,809,667
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	1,054,800
1,000	5.000%, 5/01/45 (Pre-refunded 5/01/20) – AGM Insured	5/20 at 100.00	AA	1,054,800
2,455	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	Aa2	2,562,038
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	6,388,834
1,000	Dormitory Authority of the State of New York, Master BOCES Program Lease Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009, 5.000%, 8/15/28 (Pre-refunded 8/15/19) – AGC Insured	8/19 at 100.00	AA	1,032,400
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
4,475	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	4,527,895
6,780	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	6,854,105
14,770	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	14,935,719
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	929,504
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
10,000	5.250%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	10,300,100
3,890	5.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	3,998,803
13,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	13,877,595
4,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	A–	4,336,880
895	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA	933,718
10,125	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31 (Pre-refunded 5/01/19)	5/19 at 100.00	AA	10,357,166
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	3,198,180
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
85	5.000%, 2/15/47 (Pre-refunded 2/15/21) – AGM Insured	2/21 at 100.00	AA	91,688
265	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	287,430
14,260	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	15,636,946
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 (Pre-refunded 5/01/19) – BHAC Insured	5/19 at 100.00	AA+	3,395,530
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A–	5,421,100
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	29,405,044

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B, 5.000%, 11/15/30 (Pre-refunded 5/15/23)	5/23 at 100.00	AA–	$6,933,891
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)	5/23 at 100.00	AA–	546,514
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.250%, 11/15/30 (Pre-refunded 11/15/23)	11/23 at 100.00	AA–	2,209,282
14,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)	11/23 at 100.00	AA–	16,106,720
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C:
985	5.000%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA	1,020,559
15	5.000%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA	15,542
4,355	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	4,695,997
955	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,038,152
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011:
1,390	5.500%, 7/01/33 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2	1,508,081
1,000	5.250%, 7/01/36 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2	1,079,280
4,000	5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2	4,328,440
4,485	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	4,900,176
179,155	Total U.S. Guaranteed			190,772,576
	Utilities – 11.4% (7.1% of Total Investments)
2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	2,538,274
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,100,333
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	6,874,320
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	6,637,440
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	15,956,400
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	7,669,100
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	11,000,250
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	7,021,500
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	2,867,519
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017:
5,520	5.000%, 9/01/42	9/27 at 100.00	A–	6,253,939
1,000	5.000%, 9/01/47	9/27 at 100.00	A–	1,128,810
9,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	10,417,050
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	10,752,480
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	24,899,936
7,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A, 5.000%, 12/15/35	6/26 at 100.00	AAA	8,064,070
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B:
3,750	5.000%, 12/15/33	6/26 at 100.00	AAA	4,342,725
3,575	5.000%, 12/15/34	6/26 at 100.00	AAA	4,129,232
3,275	5.000%, 12/15/35	6/26 at 100.00	AAA	3,772,833
5,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017, 5.000%, 12/15/40	12/27 at 100.00	AAA	5,808,800
146,995	Total Utilities			141,235,011

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 16.0% (9.9% of Total Investments)
$5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	$5,581,985
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	4,538,190
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	11,250,900
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/39	6/25 at 100.00	AA+	5,618,750
15,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46	6/26 at 100.00	AA+	16,911,450
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/38	6/27 at 100.00	AA+	11,449,900
23,215	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40	12/27 at 100.00	AA+	26,686,107
25,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Series 2018 DD1, 5.000%, 6/15/48 (UB)	12/27 at 100.00	AA+	28,565,000
2,580	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	2,933,821
3,110	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/36	6/25 at 100.00	AAA	3,554,357
6,810	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Series 2016A, 5.000%, 6/15/41	6/26 at 100.00	AAA	7,738,135
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42	6/27 at 100.00	AAA	1,149,130
3,500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017E, 5.000%, 6/15/47	6/27 at 100.00	AAA	4,007,465
13,500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Series 2017 E, 5.000%, 6/15/47 (UB) (5)	6/27 at 100.00	AAA	15,457,365
22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44	5/24 at 100.00	AAA	25,034,427
5,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2016B, 5.000%, 8/15/41	8/26 at 100.00	AAA	5,694,550
3,845	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,036,289
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	3,358,385
7,020	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2015A, 5.250%, 6/01/36	6/25 at 100.00	AAA	8,214,874
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	2,001,358

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series 2015A:
$1,325	5.000%, 4/01/40	4/25 at 100.00	AA–	$1,464,496
1,950	5.000%, 4/01/45	4/25 at 100.00	AA–	2,144,376
174,765	Total Water and Sewer			197,391,310
$2,086,042	Total Long-Term Investments (cost $1,887,449,521)			1,994,287,829
	Floating Rate Obligations – (2.7)%			(33,600,000)
	MuniFund Preferred Shares, net of deferred offering costs – (6.4)% (7)			(79,519,408)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (53.4)% (8)			(661,089,112)
	Other Assets Less Liabilities – 1.3%			17,340,159
	Net Assets Applicable to Common Shares – 100%			$1,237,419,468

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 4.0%.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 33.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2018 (Unaudited)

	NNY	NYV	NAN	NRK
Assets
Long-term investments, at value (cost $142,150,307, $32,856,113 $665,876,225 and $1,887,449,521, respectively)	$148,519,278	$34,972,533	$696,761,883	$1,994,287,829
Cash	254,119	112,548	—	—
Receivable for:
Interest	1,597,536	439,839	8,137,835	22,253,703
Investments sold	2,543,016	617,881	13,902,139	6,605,444
Other assets	2,473	2,463	148,856	758,627
Total assets	152,916,422	36,145,264	718,950,713	2,023,905,603
Liabilities
Cash overdraft	—	—	1,023,902	37,641
Floating rate obligations	1,840,000	—	23,900,000	33,600,000
Payable for:
Dividends	421,965	95,607	1,369,805	3,708,584
Interest	—	—	288,718	—
Investments purchased	400,000	100,000	1,920,000	6,908,567
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $— and $80,000,000, respectively)	—	—	—	79,519,408
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $147,000,000 and $—, respectively)	—	—	147,000,000	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $89,000,000 and $663,800,000, respectively)	—	—	88,023,206	661,089,112
Accrued expenses:
Management fees	60,598	17,019	367,266	975,371
Directors/Trustees fees	606	144	80,320	314,632
Professional fees	11,475	11,399	12,975	13,864
Other	44,241	17,731	143,544	318,956
Total liabilities	2,778,885	241,900	264,129,736	786,486,135
Net assets applicable to common shares	$150,137,537	$35,903,364	$454,820,977	$1,237,419,468
Common shares outstanding	15,218,656	2,349,612	31,018,138	87,618,504
Net asset value (“NAV”) per common share outstanding	$9.87	$15.28	$14.66	$14.12
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	152,187	23,496	310,181	876,185
Paid-in surplus	145,257,846	33,599,476	437,873,179	1,178,548,282
Undistributed (Over-distribution of) net investment income	328,710	214,749	70,932	(245,520)
Accumulated net realized gain (loss)	(1,970,177)	(50,777)	(14,318,973)	(48,597,787)
Net unrealized appreciation (depreciation)	6,368,971	2,116,420	30,885,658	106,838,308
Net assets applicable to common shares	150,137,537	35,903,364	454,820,977	1,237,419,468
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited
N/A – Fund is not authorized to issue preferred shares.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended August 31, 2018 (Unaudited)

	NNY	NYV	NAN	NRK
Investment Income	$3,167,441	$769,047	$14,902,128	$40,394,917
Expenses
Management fees	363,773	100,409	2,172,394	5,781,411
Interest expense and amortization of offering costs	17,606	—	2,606,706	5,852,828
Liquidity fees	—	—	396,704	2,694,117
Remarketing fees	—	—	45,489	461,942
Custodian fees	12,968	5,173	39,517	96,161
Directors/Trustees fees	2,144	510	9,938	28,485
Professional fees	12,473	11,628	25,015	33,091
Shareholder reporting expenses	12,642	6,685	21,581	42,337
Shareholder servicing agent fees	6,489	66	14,174	18,141
Stock exchange listing fees	3,414	3,384	4,315	12,152
Investor relations expenses	4,590	1,426	18,810	52,410
Other	6,727	7,906	34,697	97,065
Total expenses	442,826	137,187	5,389,340	15,170,140
Net investment income (loss)	2,724,615	631,860	9,512,788	25,224,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	128,567	15,928	(338,640)	(1,577,530)
Swaps	—	—	—	719,434
Change in net unrealized appreciation (depreciation) of:
Investments	711,163	366,216	593,967	9,978,750
Swaps	—	—	—	(627,281)
Net realized and unrealized gain (loss)	839,730	382,144	255,327	8,493,373
Net increase (decrease) in net assets applicable to common shares from operations	$3,564,345	$1,014,004	$9,768,115	$33,718,150

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NNY		NYV
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	8/31/18	2/28/18	8/31/18	2/28/18
Operations
Net investment income (loss)	$2,724,615	$5,592,374	$631,860	$1,283,958
Net realized gain (loss) from:
Investments	128,567	(18,325)	15,928	428,386
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	711,163	(1,047,218)	366,216	(910,750)
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	3,564,345	4,526,831	1,014,004	801,594
Distributions to Common Shareholders
From net investment income	(2,739,358)	(5,733,138)	(599,151)	(1,392,615)
From accumulated net realized gains	—	—	—	(249,059)
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,739,358)	(5,733,138)	(599,151)	(1,641,674)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	160,451	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	160,451	—	—
Net increase (decrease) in net assets applicable to common shares	824,987	(1,045,856)	414,853	(840,080)
Net assets applicable to common shares at the beginning of period	149,312,550	150,358,406	35,488,511	36,328,591
Net assets applicable to common shares at the end of period	$150,137,537	$149,312,550	$35,903,364	$35,488,511
Undistributed (Over-distribution of) net investment income at the end of period	$328,710	$343,453	$214,749	$182,040

See accompanying notes to financial statements.

	NAN		NRK
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	8/31/18	2/28/18	8/31/18	2/28/18
Operations
Net investment income (loss)	$9,512,788	$20,706,021	$25,224,777	$54,014,720
Net realized gain (loss) from:
Investments	(338,640)	14,211	(1,577,530)	(3,657,093)
Swaps	—	—	719,434	—
Change in net unrealized appreciation (depreciation) of:
Investments	593,967	(5,818,305)	9,978,750	(14,283,185)
Swaps	—	—	(627,281)	627,281
Net increase (decrease) in net assets applicable to common shares from operations	9,768,115	14,901,927	33,718,150	36,701,723
Distributions to Common Shareholders
From net investment income	(8,962,554)	(21,695,203)	(23,656,997)	(54,016,808)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,962,554)	(21,695,203)	(23,656,997)	(54,016,808)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(1,359,155)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,359,155)	—	—	—
Net increase (decrease) in net assets applicable to common shares	(553,594)	(6,793,276)	10,061,153	(17,315,085)
Net assets applicable to common shares at the beginning of period	455,374,571	462,167,847	1,227,358,315	1,244,673,400
Net assets applicable to common shares at the end of period	$454,820,977	$455,374,571	$1,237,419,468	$1,227,358,315
Undistributed (Over-distribution of) net investment income at the end of period	$70,932	$(479,302)	$(245,520)	$(1,813,300)

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended August 31, 2018 (Unaudited)

	NAN	NRK
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$9,768,115	$33,718,150
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(40,724,667)	(173,140,973)
Proceeds from sales and maturities of investments	36,585,623	146,749,821
Taxes paid	(753)	(269)
Amortization (Accretion) of premiums and discounts, net	1,846,094	2,865,986
Amortization of deferred offering costs	22,886	(363,494)
(Increase) Decrease in:
Receivable for interest	28,466	(152,337)
Receivable for investments sold	(5,691,368)	(80,529)
Other assets	(11,581)	(13,770)
Increase (Decrease) in:
Payable for interest	64,593	—
Payable for investments purchased	(7,284,760)	250,981
Accrued management fees	41,296	104,092
Accrued Directors/Trustees fees	5,092	21,283
Accrued professional fees	(15,016)	(20,123)
Accrued other expenses	20,810	(51,900)
Net realized (gain) loss from:
Investments	338,640	1,577,530
Change in net unrealized (appreciation) depreciation of:
Investments	(593,967)	(9,978,750)
Swaps	—	627,281
Net cash provided by (used in) operating activities	(5,600,497)	2,112,979
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	432,464
Increase (Decrease) in:	—	—
Cash overdraft	656,318	37,641
Floating rate obligations	15,425,000	20,745,000
Cash distributions paid to common shareholders	(9,121,666)	(23,849,382)
Cost of common shares repurchased and retired	(1,359,155)	—
Net cash provided by (used in) financing activities	5,600,497	(2,634,277)
Net Increase (Decrease) in Cash	—	(521,298)
Cash at the beginning of period	—	521,298
Cash at the end of period	$—	$—

Supplemental Disclosure of Cash Flow Information	NAN	NRK
Cash paid for interest (excluding amortization of offering costs)	$2,519,227	$5,783,858

See accompanying notes to financial statements.

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Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
						From
	Beginning	Net	Net		From	Accumu-
	Common	Investment	Realized/		Net	lated Net			Ending
	Share	Income	Unrealized		Investment	Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NNY
Year Ended 2/28-2/29:
2019(e)	$9.81	$0.18	$0.06	$0.24	$(0.18)	$—	$(0.18)	$9.87	$9.26
2018	9.89	0.37	(0.07)	0.30	(0.38)	—	(0.38)	9.81	9.26
2017(d)	10.33	0.16	(0.44)	(0.28)	(0.16)	—	(0.16)	9.89	9.70
Year Ended 9/30:
2016	10.01	0.41	0.30	0.71	(0.39)	—	(0.39)	10.33	10.33
2015	10.08	0.40	(0.08)	0.32	(0.39)	—	(0.39)	10.01	9.71
2014	9.65	0.41	0.41	0.82	(0.39)	—	(0.39)	10.08	9.71
2013	10.41	0.40	(0.75)	(0.35)	(0.39)	(0.02)	(0.41)	9.65	8.97

NYV
Year Ended 2/28-2/29:
2019(e)	15.10	0.27	0.16	0.43	(0.25)	—	(0.25)	15.28	13.51
2018	15.46	0.55	(0.21)	0.34	(0.59)	(0.11)	(0.70)	15.10	13.78
2017(d)	16.14	0.25	(0.64)	(0.39)	(0.29)	—	(0.29)	15.46	14.87
Year Ended 9/30:
2016	15.89	0.81	0.07	0.88	(0.63)	—	(0.63)	16.14	15.90
2015	15.94	0.67	(0.08)	0.59	(0.64)	—	(0.64)	15.89	14.85
2014	15.16	0.68	0.76	1.44	(0.66)	—	(0.66)	15.94	14.44
2013	16.36	0.72	(1.25)	(0.53)	(0.67)	—	(0.67)	15.16	13.99

(a)
Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distribu- tions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first busi- ness day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets

	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV(a)	Price(a)	Assets (000)	Expenses(b)		Income (Loss)		Rate(c)

2.47%	1.96%	$150,138	0.59	%*	3.61	%*	3%
3.01	(0.80)	149,313	0.60		3.69		12
(2.71)	(4.54)	150,358	0.63	*	3.77	*	14

7.23	10.56	156,939	0.60		4.04		15
3.22	4.05	152,137	0.60		3.98		31
8.63	12.76	153,087	0.63		4.13		23
(3.51)	(11.41)	146,522	0.61		3.97		21

2.90	(0.10)	35,903	0.76	*	3.52	*	14
2.17	(2.83)	35,489	0.75		3.53		27
(2.41)	(4.67)	36,329	0.85	*	3.90	*	13

5.62	11.45	37,927	0.76		5.01		8
3.74	7.34	37,326	0.75		4.19		11
9.69	8.12	37,455	0.76		4.37		19
(3.36)	(10.46)	35,630	0.74		4.50		3

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNY		NYV
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2019(e)	0.02%*	2019(e)	—%
2018	0.03	2018	—
2017(d)	0.03*	2017(d)	—
Year Ended 9/30:		Year Ended 9/30:
2016	0.02	2016	—
2015	0.01	2015	—
2014	0.01	2014	—
2013	0.01	2013	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the five months ended February 28, 2017.
(e)	For the six months ended August 31, 2018.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
								Discount
								per
						From		Share
	Beginning	Net	Net		From	Accumu-		Repur-
	Common	Investment	Realized/		Net	lated Net		chased			Ending
	Share	Income	Unrealized		Investment	Realized		and		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Retired		NAV	Price
NAN
Year Ended 2/28-2/29:
2019(e)	$14.63	$0.31	$—	$0.31	$(0.29)	$—	$(0.29)	$0.01		$14.66	$12.59
2018	14.85	0.67	(0.19)	0.48	(0.70)	—	(0.70)	—		14.63	13.02
2017(f)	15.78	0.29	(0.92)	(0.63)	(0.30)	—	(0.30)	—		14.85	13.75
Year Ended 9/30:
2016	15.26	0.76	0.55	1.31	(0.79)	— *	(0.79)	—		15.78	15.33
2015	15.36	0.71	(0.04)	0.67	(0.77)	—	(0.77)	—	*	15.26	13.42
2014	14.33	0.67	1.12	1.79	(0.76)	—	(0.76)	—		15.36	13.33
2013	16.13	0.70	(1.71)	(1.01)	(0.76)	(0.03)	(0.79)	—		14.33	12.91

NRK
Year Ended 2/28-2/29:
2019(e)	14.01	0.29	0.09	0.38	(0.27)	—	(0.27)	—		14.12	12.14
2018	14.21	0.62	(0.20)	0.42	(0.62)	—	(0.62)	—		14.01	12.31
2017(f)	15.17	0.27	(0.96)	(0.69)	(0.27)	—	(0.27)	—		14.21	12.93
Year Ended 9/30:
2016	14.36	0.69	0.82	1.51	(0.70)	—	(0.70)	—		15.17	14.12
2015	14.39	0.72	(0.02)	0.70	(0.73)	—	(0.73)	—		14.36	12.59
2014	13.57	0.76	0.88	1.64	(0.82)	—	(0.82)	—		14.39	12.80
2013	15.44	0.76	(1.87)	(1.11)	(0.74)	(0.02)	(0.76)	—		13.57	12.24

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distri- butions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV(a)	Price(a)	Assets (000)	Expenses(c)		Income (Loss)		Rate(d)

2.19%	(1.08)%	$454,821	2.35	%**	4.15	%**	5%
3.19	(0.44)	455,375	2.10		4.43		14
(3.97)	(8.32)	462,128	2.01	**	4.74	**	20

8.77	20.51	491,272	1.62		4.86		16
4.47	6.53	474,842	1.70		4.71		17
12.79	9.29	142,279	2.55		4.54		20
(6.48)	(14.81)	132,767	2.35		4.51		14

2.74	0.83	1,237,419	2.44	**	4.06	**	7
2.90	(0.18)	1,227,358	2.13		4.28		13
(4.52)	(6.49)	1,244,673	2.03	**	4.60	**	13

10.71	18.04	1,329,069	1.55		4.66		10
4.98	4.06	1,257,927	1.43		5.01		18
12.48	11.53	1,260,498	1.57		5.50		25
(7.40)	(15.46)	1,189,197	1.77		5.26		27

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAN		NRK
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2019(e)	1.33%**	2019(e)	1.45%**
2018	1.07	2018	1.14
2017(e)	0.96**	2017(e)	1.02**
Year Ended 9/30:		Year Ended 9/30:
2016	0.65	2016	0.62
2015	0.50	2015	0.48
2014	1.20	2014	0.58
2013	1.26	2013	0.70

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2018.
(f)	For the five months ended February 28, 2017.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

											iMTP, MFP,
											MTP, VMTP
											and/or
											VRDP Shares
	iMTP Shares		MFP Shares		MTP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period		at the End of Period(a)		at the End of Period		at the End of Period		of Period
				Asset				Asset		Asset	Asset
	Aggregate	Asset	Aggregate	Coverage	Aggregate	Asset	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Coverage	Amount	Per	Amount	Coverage	Amount	Per	Amount	Per	Per $1
	Outstanding	Per $5,000	Outstanding	$100,000	Outstanding	Per $10	Outstanding	$100,000	Outstanding	$100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
NAN
Year Ended 2/28-2/29:
2019(b)	$—	$—	$—	$—	$—	$—	$147,000	$292,721	$89,000	$292,721	$2.93
2018	—	—	—	—	—	—	147,000	292,955	89,000	292,955	2.93
2017(c)	—	—	—	—	—	—	147,000	295,834	89,000	295,834	2.96
Year Ended 9/30:
2016	—	—	—	—	—	—	147,000	308,166	89,000	308,166	3.08
2015	—	—	—	—	—	—	94,000	359,477	89,000	359,477	3.59
2014	—	—	—	—	—	—	56,000	354,070	—	—	—
2013	—	—	—	—	55,360	33.98	—	—	—	—	—

NRK
Year Ended 2/28-2/29:
2019(b)	—	—	80,000	266,365	—	—	—	—	663,800	266,365	2.66
2018	—	—	80,000	265,012	—	—	—	—	663,800	265,012	2.65
2017(c)	79,000	13,378	—	—	—	—	—	—	663,800	267,565	2.68
Year Ended 9/30:
2016	79,000	13,946	—	—	—	—	—	—	663,800	278,927	2.79
2015	79,000	16,077	—	—	—	—	—	—	488,800	321,544	3.22
2014	79,000	16,100	—	—	—	—	—	—	488,800	321,997	3.22
2013	—	—	—	—	27,680	30.97	50,700	309,668	488,800	309,668	3.10

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013
NAN
Series 2015 (NAN PRC)
Ending Market Value per Share	$—		$10.09
Average Market Value per Share	10.04	Ω	10.09
Series 2016 (NAN PRD)
Ending Market Value per Share	—		10.02
Average Market Value per Share	10.05	Ω	10.10

NRK
Series 2015 (NRK PRC)
Ending Market Value per Share	—		10.01
Average Market Value per Share	10.04	Ω	10.07

(b)	For the six months ended August 31, 2018.
(c)	For the five months ended February 28, 2017.
Ω	For the period October 1, 2013 through June 13, 2014.
See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen New York Municipal Value Fund, Inc. (NNY)
•	Nuveen New York Municipal Value Fund 2 (NYV)
•	Nuveen New York Quality Municipal Income Fund (NAN)
•	Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NNY was incorporated under the state laws of Minnesota on July 14, 1987. NYV, NAN and NRK were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998 and April 9, 2002, respectively.
The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of NRK the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

	NNY	NYV	NAN
Outstanding when-issued/delayed delivery purchase commitments	$400,000	$100,000	$1,920,000

Notes to Financial Statements (Unaudited) (continued)
Investment Income
Dividend Income is recorded on the ex-dividend date. Investment income is comprised of interest income which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NNY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$148,519,278	$—	$148,519,278
NYV
Long-Term Investments*:
Municipal Bonds	$—	$34,972,533	$—	$34,972,533
NAN
Long-Term Investments*:
Municipal Bonds	$—	$696,761,883	$—	$696,761,883
NRK
Long-Term Investments*:
Municipal Bonds	$—	$1,994,287,829	$—	$1,994,287,829

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Notes to Financial Statements (Unaudited) (continued)
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NNY	NYV	NAN	NRK
Floating rate obligations: self-deposited Inverse Floaters	$1,840,000	$—	$23,900,000	$33,600,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	22,250,000	—
Total	$1,840,000	$—	$46,150,000	$33,600,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NNY	NYV	NAN	NRK
Average floating rate obligations outstanding	$1,840,000	$—	$20,705,299	$33,576,495
Average annual interest rate and fees	1.90%	—%	1.91%	1.96%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NNY	NYV	NAN	NRK
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,840,000	$—	$23,900,000	$33,600,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	17,450,000	—
Total	$1,840,000	$—	$41,350,000	$33,600,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations.
In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, NRK invested in forward interest rate swap contracts to help reduce the Fund’s duration.
The average notional amount of interest rate swaps contracts outstanding during the current fiscal period was as follows:

NRK
Average notional amount of interest rate swap contracts outstanding*	$18,600,000
* The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NRK	Interest rate	Swaps	$719,434	$(627,281)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NNY		NAN
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/18	2/28/18	8/31/18	2/28/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	16,015	—	—
Repurchased and retired	—	—	108,408	—
Weighted average common share:
Price per share repurchased and retired	—	—	$12.52	—
Discount per share repurchased and retired	—	—	14.61%	—

Preferred Shares
MuniFund Preferred Shares
NRK has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a

Notes to Financial Statements (Unaudited) (continued)
later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that Shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with NRK’s offering of MFP Shares were recorded as deferred charges which are amortized over the life of the shares and recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of NRK’s MFP Shares outstanding were as follows:

			Liquidation
			Preference,
		Shares	net of deferred	Liquidation	Term		Mode
Fund	Series	Outstanding	offering costs	Preference	Redemption Date	Mode	Termination Date
NRK	A	800	$ 79,519,408	$ 80,000,000	May 1, 2047	VRRM	N/A

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
NRK
Average liquidation preference of MFP Shares outstanding	$80,000,000
Annualized dividend rate	1.66%

Variable Rate MuniFund Term Preferred Shares
The following Fund has issued and has outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

			Liquidation
			Preference,
		Shares	net of deferred	Liquidation
Fund	Series	Outstanding	offering costs	Preference
NAN	2019	1,470	$147,000,000	$147,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NAN	2019	August 1, 2019	July 1, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
NAN
Average liquidation preference of VMTP Shares outstanding	$147,000,000
Annualized dividend rate	2.31%

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP“) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, NAN and NRK had $88,023,206 and $661,089,112 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NAN	1	890	$89,000,000	March 1, 2040
NRK
	1	1,123	$112,300,000	August 1, 2040
	2	1,648	$164,800,000	August 1, 2040
	3	1,617	$161,700,000	December 1, 2040
	4	500	$50,000,000	June 1, 2040
	5	1,750	$175,000,000	June 1, 2046

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAN	NRK
Average liquidation preference of VRDP Shares outstanding	$89,000,000	$663,800,000
Annualized dividend rate	1.50%	1.43%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in iMTP Shares for the Funds, where applicable, were as follows:
	Year Ended
	February 28, 2018
NRK	Series	Shares	Amount
iMTP Shares redeemed	2017	(15,800)	$(79,000,000)

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 28, 2018
NRK	Series	Shares	Amount
MFP Shares issued	A	800	$80,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NNY	NYV	NAN	NRK
Purchases	$5,124,233	$4,657,979	$40,724,667	$173,140,973
Sales and maturities	6,881,858	7,789,615	36,585,623	146,749,821

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of NRK the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2018.

	NNY	NYV	NAN	NRK
Tax cost of investments	$140,067,171	$32,634,289	$641,570,790	$1,851,839,797
Gross unrealized:
Appreciation	$7,274,644	$2,391,060	$33,461,293	$111,274,023
Depreciation	(663,144)	(52,816)	(2,170,285)	(2,426,080)
Net unrealized appreciation (depreciation) of investments	$6,611,500	$2,338,244	$31,291,008	$108,847,943

Permanent differences, primarily due to federal taxes paid, distribution reallocations, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2018, the Funds’ last tax year end, as follows:

	NNY	NYV	NAN	NRK
Paid-in-surplus	$—	$—	$(19,696)	$(251,997)
Undistributed (Over-distribution of) net investment income	(112)	(1,738)	3,153	(236,690)
Accumulated net realized gain (loss)	112	1,738	16,543	488,687

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2018, the Funds’ last tax year end, were as follows:

	NNY	NYV	NAN	NRK
Undistributed net tax-exempt income[1]	$442,035	$50,621	$654,922	$—
Undistributed net ordinary income[2]	2,076	—	34,644	—
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2018, and paid on March 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)
The tax character of distributions paid during the Funds’ last tax year ended February 28, 2018, was designated for purposes of the dividends paid deduction as follows:

	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income	$5,703,718	$1,346,669	$25,379,025	$62,250,319
Distributions from net ordinary income[2]	51,743	63,843	171,196	19,932
Distributions from net long-term capital gains	—	248,784	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 28, 2018, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NNY	NAN[3]	NRK
Capital losses to be carried forward – not subject to expiration	$2,004,016	$13,588,546	$47,080,623

[3]	A portion of NAN’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2018, the following Funds utilized capital loss carryforwards as follows:

	NYV	NAN
Utilized capital loss carryforwards	$227,173	$171,432
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
NYV
Post-October capital losses[4]	$46,108
Late-year ordinary losses[5]	—

[4]	Capital losses incurred from November 1, 2017 through February 28, 2018, the Funds’ last tax year end.
[5]	Ordinary losses incurred from January 1, 2018 through February 28, 2018 and/or specified losses incurred from November 1, 2017 through February 28, 2018.
7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for each Fund (excluding NNY) is calculated according to the following schedules:
NYV
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NAN
NRK
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NNY and NYV):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2018, the complex-level fee for each Fund was 0.1588%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by the shareholder report. The credit facility expires in July 2019 unless extended or renewed.

Notes to Financial Statements (Unaudited) (continued)
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

NRK
Maximum Outstanding Balance	$5,100,000
During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NRK
Average daily balance outstanding	$5,100,000
Average annual interest rate	3.09%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund
Information

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NAN	NRK
Common shares repurchased	—	—	108,408	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees or Directors, as applicable (each, a “Board,” and each Trustee or Director, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•
Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•
Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•
Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate opera- tional risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•
Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganiza- tion of the compliance team adding further depth to its senior leadership;

•
Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••
Leverage Management Services – continuing activities to expand financing relationships and develop new product struc- tures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••
Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

	••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••
Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

	••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.
The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen New York AMT-Free Quality Municipal Income Fund (the “AMT-Free Quality Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and the third quartile in the five-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Quality Municipal Income Fund (the “Quality Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one-year period and third quartile in the three- and five-year periods. The Fund outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Municipal Value Fund 2 (the “Municipal Value Fund 2”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the three- and five-year periods, the Fund ranked in the third quartile in the one-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. Although the Fund’s performance was below its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen New York Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one- and five-year periods, the Fund ranked in the third quartile in the three-year period and outperformed its benchmark in the one-, three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that: (a) the AMT-Free Quality Fund had a net management fee in line with its peer average and a net expense ratio below its peer average; (b) the Municipal Value Fund and the Municipal Value Fund 2 each had a net management fee and a net expense ratio below its respective peer averages; and (c) the Quality Fund had a net management fee slightly higher than its peer average, but a net expense ratio below its peer average.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-C-0818D 621983-INV-B-10/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Municipal Value Fund 2

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 7, 2018